SUPPLEMENTAL INFORMATION

FOR THE THREE MONTHS ENDED MARCH 31, 2015

BASIS OF PRESENTATION

GENERAL INFORMATION
Unless the context indicates otherwise, references in the accompanying financial information (the "Supplemental") to the "Corporation" refer to General Growth Properties, Inc. and references to "GGP" or the "Company" refer to the Corporation, its direct and indirect subsidiaries, and consolidated and unconsolidated entities. Additionally, where reference is made to "GAAP", this refers to accounting principles generally accepted in the United States of America.

PROPERTY INFORMATION
The Company has presented information on its consolidated and unconsolidated properties ("Proportionate" or "at share") in certain schedules included within this Supplemental. This form of presentation offers insights into the financial performance and condition of the Company as a whole, given the significance of the Company's unconsolidated property operations that are owned through investments accounted for under the equity method.

NON-GAAP MEASURES
This Supplemental makes reference to net operating income (“NOI”), earnings before interest, taxes, depreciation and amortization ("EBITDA"), and funds from operations (“FFO”). NOI is defined as income from property operations after operating expenses have been deducted, but prior to deducting financing, administrative and income tax expenses. NOI excludes reduction in ownership as a result of sales or other transactions (Sold Interests). EBITDA is defined as NOI less certain property management and administrative expenses, net of management fees and other operational items. FFO is defined as net income (loss) attributable to common stockholders in accordance with GAAP, excluding impairment write-downs on depreciable real estate, gains (or losses) from cumulative effects of accounting changes, extraordinary items and sales of properties, less preferred unit distributions and preferred stock dividends, plus real estate related depreciation and amortization including adjustments for unconsolidated entities. NOI, EBITDA and FFO are presented in the Supplemental on a Proportionate basis, which includes GGP’s share of consolidated and unconsolidated properties. As GGP conducts substantially all of its business through GGP Operating Partnership, LP, and through GGP Limited Partnership and GGP Nimbus, LP (collectively the “Operating Partnerships”, which are 99% owned by GGP) and since the limited common units of the Operating Partnerships are included in total diluted weighted average FFO per share amounts, all FFO amounts in this Supplemental reflect the FFO of the Operating Partnerships.

In order to present GGP's operations in a manner most relevant to its operations, Company NOI, Company EBITDA, and Company FFO have been presented to exclude certain non-cash and non-recurring revenue and expenses. Same Store Company NOI is presented to exclude the periodic effects of acquisitions of new properties, reductions in ownership as a result of sales or other transactions, and certain redevelopments and other properties. Company NOI, EBITDA, FFO and derivations thereof, are not alternatives to GAAP operating income (loss) or net income (loss) attributable to common stockholders. For reference, as an aid in understanding management's computation of Company NOI, EBITDA, and FFO, a reconciliation of Company NOI to consolidated operating income, Company EBITDA, and Company FFO to net income (loss) in accordance with GAAP has been included in the "Reconciliation of Non-GAAP to GAAP Financial Measures" schedule.

TABLE OF CONTENTS

	Page		Page
Financial Overview		Asset Transactions:
GAAP Financial Statements:		Summary of Transactions	14
Consolidated Balance Sheets	1	Sold Interests	15
Consolidated Statements of Operations	2
		Portfolio Operating Metrics:
Proportionate Financial Statements:		Key Operating Performance Indicators	16
Proportionate Balance Sheets	3	Signed Leases All Less Anchors	17
Overview	4	Lease Expiration Schedule and Top Ten Tenants	18
Company NOI, EBITDA, and FFO	5	Property Schedule	19-25
Reconciliation of Non-GAAP to GAAP Financial Measures	6-7
		Miscellaneous:
Debt:		Capital Information	26
Debt Summary, at Share	8	Change in Total Common and Equivalent Shares	27
Maturity Schedule	9	Development Summary	28-29
Debt Detail, at Share	10-13	Capital Expenditures	30
		Corporate Information	31
		Glossary of Terms	32

This presentation contains forward-looking statements. Actual results may differ materially from the results suggested by these forward-looking statements for a number of reasons. Readers are referred to the documents filed by General Growth Properties, Inc. with the Securities and Exchange Commission, which further identify the important risk factors which could cause actual results to differ materially from the forward-looking statements in this Supplemental. The Company disclaims any obligation to update any forward-looking statements.

SELECT SCHEDULE DEFINITIONS

Page	Schedule	Description
Proportionate Financial Schedules:
3	Proportionate Balance Sheet
The proportionate balance sheet adjusts GGP's GAAP balance sheet for noncontrolling interests and adds the Company's proportionate share of assets and liabilities related to investments accounted for under the equity method.

4	Overview	Summary of Company NOI, Same Store NOI, Company EBITDA and Company FFO on a proportionate basis.
5	Company NOI, EBITDA and FFO
Proportionate Results and FFO for the three and twelve months ended March 31, 2015 and 2014 adjusts GGP's consolidated results and FFO for noncontrolling interests and adds the Company's proportionate share of certain revenues and expenses included in NOI, EBITDA and FFO as defined in the Basis of Presentation. Company NOI, EBITDA and FFO exclude certain non-cash and non-recurring revenues and expenses that may not be indicative of future operations.

Portfolio Operating Metrics:
16	Key Operating Performance Indicators	Certain retail properties operating measures presented on a comparable basis. See Glossary of Terms for detailed descriptions.
19-25	Property Schedule
By Property, gross leasable area detail, including:
Anchor tenant listing
Ownership percentage
Gross leasable area by space type (mall, anchor, strip center, office)
Occupancy percentage

See Glossary of Terms for detailed descriptions.

GAAP Financial Statements

FINANCIAL OVERVIEW Consolidated Balance Sheets (In thousands)

	March 31, 2015	December 31, 2014

Assets:
Investment in real estate:
Land	$3,639,735	$4,244,607
Buildings and equipment	16,208,711	18,028,844
Less accumulated depreciation	(2,140,032)	(2,280,845)
Construction in progress	331,604	703,859
Net property and equipment	18,040,018	20,696,465
Investment in and loans to/from Unconsolidated Real Estate Affiliates	3,474,620	2,604,762
Net investment in real estate	21,514,638	23,301,227
Cash and cash equivalents	173,273	372,471
Accounts and notes receivable, net	624,153	663,768
Deferred expenses, net	173,909	184,491
Prepaid expenses and other assets	846,965	813,777
Assets held for disposition	94,730	—
Total assets	$23,427,668	$25,335,734
Liabilities:
Mortgages, notes and loans payable	$13,763,034	$15,998,289
Investment in and loans to/from Unconsolidated Real Estate Affiliates	36,108	35,598
Accounts payable and accrued expenses	715,313	934,897
Dividend payable	157,968	154,694
Deferred tax liabilities	8,588	21,240
Junior Subordinated Notes	206,200	206,200
Liabilities held for disposition	67,000	—
Total liabilities	14,954,211	17,350,918
Redeemable noncontrolling interests:
Preferred	168,736	164,031
Common	141,679	135,265
Total redeemable noncontrolling interests	310,415	299,296
Equity:
Preferred stock	242,042	242,042
Stockholders' equity	7,838,568	7,363,877
Noncontrolling interests in consolidated real estate affiliates	78,695	79,601
Noncontrolling interests related to Long-Term Incentive Plan Common Units	3,737	—
Total equity	8,163,042	7,685,520
Total liabilities, redeemable noncontrolling interests and equity	$23,427,668	$25,335,734

FINANCIAL OVERVIEW Consolidated Statements of Operations (In thousands, except per share)

	Three Months Ended
	March 31, 2015	March 31, 2014
Revenues:
Minimum rents	$374,112	$389,252
Tenant recoveries	177,482	181,466
Overage rents	8,815	9,821
Management fees and other corporate revenues	19,086	16,687
Other	14,648	25,659
Total revenues	594,143	622,885
Expenses:
Real estate taxes	55,987	56,916
Property maintenance costs	19,881	21,424
Marketing	4,708	5,804
Other property operating costs	76,296	85,666
Provision for doubtful accounts	3,271	2,142
Property management and other costs	42,793	44,950
General and administrative	12,446	11,599
Depreciation and amortization	175,948	171,478
Total expenses	391,330	399,979
Operating income	202,813	222,906
Interest and dividend income	8,821	6,409
Interest expense	(172,651)	(179,046)
(Loss) Gain on Foreign Currency	(22,910)	5,182
Gain from change in control of investment properties	591,245	—
Income before income taxes, equity in income of Unconsolidated Real Estate Affiliates, discontinued operations, and allocation to noncontrolling interests	607,318	55,451
Benefit from (provision for) income taxes	11,159	(3,692)
Equity in income of Unconsolidated Real Estate Affiliates	23,273	7,157
Income from continuing operations	641,750	58,916
Discontinued operations	—	72,972
Net income	641,750	131,888
Allocation to noncontrolling interests	(7,019)	(3,852)
Net income attributable to GGP	634,731	128,036
Preferred stock dividends	(3,984)	(3,984)
Net income attributable to common stockholders	$630,747	$124,052
Basic Income Per Share:
Continuing operations	$0.71	$0.06
Discontinued operations	—	0.08
Total basic income per share	$0.71	$0.14
Diluted Income Per Share:
Continuing operations	$0.66	$0.06
Discontinued operations	—	0.07
Total diluted income per share	$0.66	$0.13

Proportionate Financial Statements

PROPORTIONATE FINANCIAL STATEMENTS Proportionate Balance Sheets (In thousands)

	As of March 31, 2015				As of December 31, 2014
	GAAP	Noncontrolling Interests	GGP Share of Unconsolidated Real Estate Affiliates	GGP Total Share	GGP Total Share

Assets:
Investment in real estate:
Land	$3,639,735	$(31,466)	$1,188,211	$4,796,480	$4,969,169
Buildings and equipment	16,208,711	(168,733)	7,614,400	23,654,378	24,064,383
Less accumulated depreciation	(2,140,032)	26,867	(1,311,886)	(3,425,051)	(3,383,945)
Construction in progress	331,604	(4)	473,686	805,286	769,361
Net property and equipment	18,040,018	(173,336)	7,964,411	25,831,093	26,418,968
Investment in and loans to/from Unconsolidated Real Estate Affiliates	3,474,620	—	(3,474,620)	—	—
Net investment in real estate	21,514,638	(173,336)	4,489,791	25,831,093	26,418,968
Cash and cash equivalents	173,273	(3,948)	150,137	319,462	512,717
Accounts and notes receivable, net	624,153	(2,484)	99,148	720,817	746,833
Deferred expenses, net	173,909	(1,055)	184,026	356,880	334,271
Prepaid expenses and other assets	846,965	(13,646)	532,400	1,365,719	1,251,894
Assets held for disposition	94,730	—	—	94,730	—
Total assets	$23,427,668	$(194,469)	$5,455,502	$28,688,701	$29,264,683
Liabilities:
Mortgages, notes and loans payable	$13,763,034	$(107,133)	$5,159,006	$18,814,907	$19,810,810
Investment in and loans to/from Unconsolidated Real Estate Affiliates	36,108	—	(36,108)	—	—
Accounts payable and accrued expenses	715,313	(8,641)	332,505	1,039,177	1,166,426
Dividend payable	157,968	—	—	157,968	154,694
Deferred tax liabilities	8,588	—	99	8,687	21,338
Junior Subordinated Notes	206,200	—		206,200	206,200
Liabilities held for disposition	67,000	—	—	67,000	—
Total liabilities	14,954,211	(115,774)	5,455,502	20,293,939	21,359,468
Redeemable noncontrolling interests:
Preferred	168,736	—	—	168,736	164,031
Common	141,679	—	—	141,679	135,265
Total redeemable noncontrolling interests	310,415	—	—	310,415	299,296

Equity:
Preferred stock	242,042	—	—	242,042	242,042
Stockholders' equity	7,838,568	—	—	7,838,568	7,363,877
Noncontrolling interests in consolidated real estate affiliates	78,695	(78,695)	—	—	—
Noncontrolling interest realted to Long-Term Incentive Plan Common Units	3,737	—	—	3,737	—
Total equity	8,163,042	(78,695)	—	8,084,347	7,605,919
Total liabilities, redeemable noncontrolling interests and equity	$23,427,668	$(194,469)	$5,455,502	$28,688,701	$29,264,683

PROPORTIONATE FINANCIAL STATEMENTS Overview (In thousands, except per share)

	Three Months Ended
	March 31, 2015	March 31, 2014	Percentage Change

Same Store NOI [1]	$542,816	$525,357	3.3%
Non-Same Store NOI [2]	3,161	3,062	n/a
Company NOI [3]	545,977	528,419	3.3%

Company EBITDA [3]	501,928	481,580	4.2%

Company FFO [4]	309,338	292,419	5.8%
Company FFO per diluted share	$0.32	$0.31	4.9%

Weighted average diluted common shares outstanding	960,488	952,805

1.	Includes lease termination fees of $10.9 million and $4.5 million for the three months ended March 31, 2015 and 2014, respectively.

2.	Non-Same Store NOI includes the periodic effects of acquisitions and certain redevelopments and other properties. See Property Schedule on pages 19-25 for individual property details.

3.	Refer to page 5 (Company NOI, EBITDA and FFO). Company NOI and Company EBITDA exclude the periodic effects of Sold Interests. See Glossary of Terms on page 32.

4.	Refer to page 5 (Company NOI, EBITDA and FFO). Company FFO includes the periodic effects of Sold Interests. See Glossary of Terms on page 32.

PROPORTIONATE FINANCIAL STATEMENTS Company NOI, EBITDA and FFO For the Three Months Ended March 31, 2015 and 2014 (In thousands)

	Three Months Ended March 31, 2015							Three Months Ended March 31, 2014
	Consolidated Properties	Noncontrolling Interests	Unconsolidated Properties	Sold Interests[1]	Proportionate	Adjustments [2]	Company	Consolidated Properties	Noncontrolling Interests	Unconsolidated Properties	Sold Interests[1]	Proportionate	Adjustments[2]	Company
Property revenues:
Minimum rents [3]	$374,112	$(4,090)	$108,707	$(5,198)	$473,531	$18,982	$492,513	$389,252	$(3,571)	$87,640	$(11,338)	$461,983	$14,921	$476,904
Tenant recoveries	177,482	(1,680)	49,552	(2,495)	222,859	—	222,859	181,466	(1,301)	42,420	(5,160)	217,425	—	217,425
Overage rents	8,815	(61)	3,004	(271)	11,487	—	11,487	9,821	(69)	2,254	(718)	11,288	—	11,288
Other revenue	14,648	(249)	5,862	(191)	20,070	—	20,070	25,659	(94)	3,208	(1,238)	27,535	—	27,535
Total property revenues	575,057	(6,080)	167,125	(8,155)	727,947	18,982	746,929	606,198	(5,035)	135,522	(18,454)	718,231	14,921	733,152
Property operating expenses:
Real estate taxes	55,987	(723)	13,381	(452)	68,193	(1,490)	66,703	56,916	(556)	13,536	(1,039)	68,857	(1,490)	67,367
Property maintenance costs	19,881	(124)	6,119	(146)	25,730	—	25,730	21,424	(101)	5,530	(554)	26,299	—	26,299
Marketing	4,708	(42)	2,045	(184)	6,527	—	6,527	5,804	(57)	1,750	(356)	7,141	—	7,141
Other property operating costs	76,296	(756)	23,554	(850)	98,244	(1,023)	97,221	85,666	(521)	20,477	(3,147)	102,475	(1,028)	101,447
Provision for doubtful accounts	3,271	(24)	1,552	(28)	4,771	—	4,771	2,142	1	440	(104)	2,479	—	2,479
Total property operating expenses	160,143	(1,669)	46,651	(1,660)	203,465	(2,513)	200,952	171,952	(1,234)	41,733	(5,200)	207,251	(2,518)	204,733
NOI	$414,914	$(4,411)	$120,474	$(6,495)	$524,482	$21,495	$545,977	$434,246	$(3,801)	$93,789	$(13,254)	$510,980	$17,439	$528,419
Management fees and other corporate revenues	19,086	—	—	—	19,086	—	19,086	16,687	—	—	—	16,687	—	16,687
Property management and other costs [4]	(42,793)	183	(7,587)	23	(50,174)	—	(50,174)	(44,950)	164	(6,994)	54	(51,726)	—	(51,726)
General and administrative	(12,446)	—	(515)	—	(12,961)	—	(12,961)	(11,599)	2	(203)	—	(11,800)	—	(11,800)
EBITDA	$378,761	$(4,228)	$112,372	$(6,472)	$480,433	$21,495	$501,928	$394,384	$(3,635)	$86,592	$(13,200)	$464,141	$17,439	$481,580
Depreciation on non-income producing assets	(2,682)	—	—	—	(2,682)	—	(2,682)	(2,727)	—	—	—	(2,727)	—	(2,727)
Interest and dividend income	8,821	387	707	—	9,915	(205)	9,710	6,409	—	546	—	6,955	—	6,955
Preferred unit distributions	(2,232)	—	—	—	(2,232)	—	(2,232)	(2,232)	—	—	—	(2,232)	—	(2,232)
Preferred stock dividends	(3,984)	—	—	—	(3,984)	—	(3,984)	(3,984)	—	—	—	(3,984)	—	(3,984)
Interest expense:					—							—
Mark-to-market adjustments on debt	187	(101)	382	(4)	464	(464)	—	(1,523)	(96)	370	(15)	(1,264)	1,264	—
Write-off of mark-to-market adjustments on extinguished debt	(14,872)	—	—	—	(14,872)	14,872	—	(7,380)	—	—	—	(7,380)	7,380	—
Interest on existing debt	(157,967)	1,459	(45,516)	2,283	(199,741)	—	(199,741)	(170,143)	1,107	(35,427)	3,601	(200,862)	—	(200,862)
(Loss) Gain on foreign currency	(22,910)	—	—	—	(22,910)	22,910	—	5,182	—	—	—	5,182	(5,182)	—
Benefit from (provision for) income taxes	11,159	20	(102)	—	11,077	(9,061)	2,016	(3,692)	18	(94)	—	(3,768)	2,050	(1,718)
FFO from sold interests [5]	—	—	—	4,193	4,193	130	4,323	71,300	—	207	9,614	81,121	(65,714)	15,407
	194,281	(2,463)	67,843	—	259,661	49,677	309,338	285,594	(2,606)	52,194	—	335,182	(42,763)	292,419
Equity in FFO of Unconsolidated Properties and Noncontrolling Interests	65,380	2,463	(67,843)	—	—	—	—	49,588	2,606	(52,194)	—	—	—	—
FFO [6]	$259,661	$—	$—	$—	$259,661	$49,677	$309,338	$335,182	$—	$—	$—	$335,182	$(42,763)	$292,419

Company FFO per diluted share							$0.32							$0.31

1.	Sold interests include reclassification of operations related to reductions in ownership as a result of sales or other transactions.

2.
Adjustments primarily relate to straight-line rent, above/below market lease amortization, amortization of real estate tax stabilization agreement, gain on foreign currency and the related provision for income taxes, and other non-comparable items.

3.
Adjustments include amounts for straight-line rent of ($6,103) and ($8,741) and above/below market lease amortization of $25,085 and $23,662 for the three months ended March 31, 2015 and 2014, respectively.

4.	Unconsolidated amounts include our share of management fees paid by these properties. Revenues associated with these fees are included in consolidated management fees and other corporate revenues.

5.	Adjustments include a gain on extinguishment of debt of $66,680 for the three months ended March 31, 2014.

6.	Proportionate FFO is presented in accordance with the NAREIT definition of FFO.

PROPORTIONATE FINANCIAL STATEMENTS Reconciliation of Non-GAAP to GAAP Financial Measures (In thousands)

	Three Months Ended
	March 31, 2015	March 31, 2014

Reconciliation of Company NOI to GAAP Operating Income
Company NOI	$545,977	$528,419
Adjustments for minimum rents, real estate taxes and other property operating costs [1]	(21,495)	(17,439)
Proportionate NOI	524,482	510,980
Unconsolidated Properties	(120,474)	(93,789)
NOI of sold interests	6,495	13,254
Noncontrolling interest in NOI Consolidated Properties	4,411	3,801
Consolidated Properties	414,914	434,246
Management fees and other corporate revenues	19,086	16,687
Property management and other costs	(42,793)	(44,950)
General and administrative	(12,446)	(11,599)
Depreciation and amortization	(175,948)	(171,478)
Operating income	$202,813	$222,906

Reconciliation of Company EBITDA to GAAP Net Income Attributable to GGP
Company EBITDA	$501,928	$481,580
Adjustments for minimum rents, real estate taxes, other property operating costs, and general and administrative [1]	(21,495)	(17,439)
Proportionate EBITDA	480,433	464,141
Unconsolidated Properties	(112,372)	(86,592)
EBITDA of sold interests	6,472	13,200
Noncontrolling interest in EBITDA of Consolidated Properties	4,228	3,635
Consolidated Properties	378,761	394,384
Depreciation and amortization	(175,948)	(171,478)
Interest income	8,821	6,409
Interest expense	(172,651)	(179,046)
(Loss) Gain on foreign currency	(22,910)	5,182
Benefit from (provision for) income taxes	11,159	(3,692)
Equity in income of Unconsolidated Real Estate Affiliates	23,273	7,157
Discontinued operations	—	72,972
Gains from changes in control of investment properties	591,245	—
Allocation to noncontrolling interests	(7,019)	(3,852)
Net income attributable to GGP	$634,731	$128,036

1.Refer to Pages 5 (Company NOI, EBITDA and FFO).

PROPORTIONATE FINANCIAL STATEMENTS Reconciliation of Non-GAAP to GAAP Financial Measures (In thousands)

	Three Months Ended
	March 31, 2015	March 31, 2014

Reconciliation of Company FFO to GAAP Net Income Attributable to GGP
Company FFO	$309,338	$292,419
Adjustments for minimum rents, property operating expenses, general and administrative, market rate adjustments, debt extinguishment, income taxes, and FFO from discontinued operations [1]	(49,677)	42,763
Proportionate FFO	259,661	335,182
Depreciation and amortization of capitalized real estate costs	(229,869)	(215,317)
Gain from change in control of investment properties	591,245	—
Preferred stock dividends	3,984	3,984
Gains on sales of investment properties	12,021	6,299
Noncontrolling interests in depreciation of Consolidated Properties	2,035	1,662
Redeemable noncontrolling interests	(4,346)	(664)
Depreciation and amortization of discontinued operations	—	(3,110)
Net income attributable to GGP	$634,731	$128,036

Reconciliation of Equity in NOI of Unconsolidated Properties to GAAP Equity in Income of Unconsolidated Real Estate Affiliates
Equity in Unconsolidated Properties:
NOI	$120,474	$93,789
Net property management fees and costs	(7,587)	(6,994)
General and administrative and provisions for impairment	(515)	(203)
EBITDA	112,372	86,592
Net interest expense	(44,427)	(34,511)
Provision for income taxes	(102)	(94)
FFO of sold interests of Unconsolidated Properties	—	207
FFO of Unconsolidated Properties	67,843	52,194
Depreciation and amortization of capitalized real estate costs	(56,605)	(46,658)
Other, including gain on sales of investment properties	12,035	1,621
Equity in income of Unconsolidated Real Estate Affiliates	$23,273	$7,157

1.Refer to Page 5 (Company NOI, EBITDA and FFO).

DEBT

Debt SUMMARY, AT SHARE As of March 31, 2015 (In thousands)

				Maturities
	Coupon Rate	Proportionate Balance	Average Remaining Term (Years)	2015	2016	2017	2018	2019	Subsequent	Total
Fixed Rate
Property Level Consolidated	4.49%	$11,511,754	7.1	$283,216	$237,798	$384,229	$118,892	$493,457	$8,891,711	$10,409,303
Property Level Unconsolidated	4.39%	4,503,413	6.6	120,409	2,944	172,773	186,862	607,145	3,188,657	4,278,790
Corporate Consolidated	4.41%	5,079	0.7	573	—	—	—	—	—	573
Total Fixed Rate	4.47%	$16,020,246	6.9	$404,198	$240,742	$557,002	$305,754	$1,100,602	$12,080,368	$14,688,666

Variable Rate
Property Level Consolidated	2.01%	$2,062,445	3.4	$—	$—	$—	$1,571,973	$462,500	$—	$2,034,473
Property Level Unconsolidated	2.91%	678,479	4.4	—	—	—	16,250	530,064	131,614	677,928
Junior Subordinated Notes Due 2036	1.70%	206,200	21.1	—	—	—	—	—	206,200	206,200
Total Variable Rate	2.20%	$2,947,124	4.9	$—	$—	$—	$1,588,223	$992,564	$337,814	$2,918,601

Total	4.11%	$18,967,370	6.6	$404,198	$240,742	$557,002	$1,893,977	$2,093,166	$12,418,182	$17,607,267

		Total Amortization		$109,104	$162,790	$175,210	$174,686	$172,953	$565,360	$1,360,103

						Total Maturities and Amortization [1,2]				$18,967,370

1.Reconciliation to GGP Proportionate Mortgages, Notes, and Loans Payable:

Total Mortgages, Notes, and Other Payables, from above	$18,967,370
Market rate adjustments, net	34,492
Junior Subordinated Notes Due 2036	(206,200)
Corporate Revolver	100,000
Mortgage note included in liabilities held for disposition	(67,000)
Other	(13,755)
Total	$18,814,907

2. Reflects maturities and amortization for periods subsequent to March 31, 2015.

DEBT Maturity Schedule[1]

1. Net present value of debt is $10.3 billion at 8% discount rate.
2. Maturities in 2022 include $1.1 billion for Ala Moana Center (indicated with separate color).

DEBT DETAIL, AT SHARE[1] As of March 31, 2015 (In thousands)

							Amortization
Property	Own%	Proportionate Balance	Maturity Year [2]	Balloon Pmt at Maturity	Coupon Rate	Parent Recourse as of 3/31/2015 [3]	2015	2016	2017	2018	2019	Subsequent
Fixed Rate

Consolidated Property Level
Boise Towne Plaza	100%	$8,864	2015	$8,765	4.70%	No	$99	$—	$—	$—	$—	$—
Paramus Park	100%	91,469	2015	90,242	4.86%	No	1,227	—	—	—	—	—
Quail Springs Mall	100%	67,120	2015	66,864	6.74%	No	256	—	—	—	—	—
The Shops at La Cantera	75%	117,849	2015	117,345	5.95%	No	504	—	—	—	—	—
Brass Mill Center	100%	98,598	2016	93,347	4.55%	No	3,669	1,582	—	—	—	—
Lakeside Mall	100%	152,475	2016	144,451	4.28%	No	4,619	3,405	—	—	—	—
Apache Mall	100%	95,700	2017	91,402	4.32%	No	1,325	1,843	1,130	—	—	—
Four Seasons Town Centre	100%	81,989	2017	72,532	5.60%	No	2,796	4,940	1,721	—	—	—
Mall of Louisiana	100%	210,100	2017	191,409	5.82%	No	4,225	8,074	6,392	—	—	—
Provo Towne Center [4]	75%	30,107	2017	28,886	4.53%	No	406	566	249	—	—	—
Hulen Mall	100%	126,964	2018	118,702	4.25%	No	1,655	2,304	2,421	1,882	—	—
The Gallery at Harborplace - Other	100%	6,744	2018	190	6.05%	No	1,440	2,026	2,152	936	—	—
Coronado Center	100%	196,566	2019	180,278	3.50%	No	2,862	3,948	4,110	4,258	1,110	—
Governor's Square	100%	70,285	2019	66,488	6.69%	No	686	969	1,035	1,107	—	—
Oak View Mall	100%	78,719	2019	74,467	6.69%	No	767	1,085	1,160	1,240	—	—
Park City Center	100%	186,563	2019	172,224	5.34%	No	2,321	3,264	3,473	3,666	1,615	—
Fashion Place	100%	226,730	2020	226,730	3.64%	No	0	0	0	0	—	—
Mall St. Matthews	100%	186,662	2020	170,305	2.72%	No	0	1,985	4,067	4,181	4,297	1,827
Newgate Mall	100%	58,000	2020	58,000	3.69%	No	0	0	0	0	—	—
The Mall In Columbia	100%	350,000	2020	316,928	3.95%	No	1,532	6,279	6,531	6,794	7,067	4,869
Town East Mall	100%	160,270	2020	160,270	3.57%	No	0	0	0	0	0	—
Tucson Mall	100%	246,000	2020	246,000	4.01%	No	—	—	—	—	—	—
Tysons Galleria	100%	316,634	2020	282,081	4.06%	No	4,308	5,979	6,266	6,528	6,802	4,670
Visalia Mall	100%	74,000	2020	74,000	3.71%	No	—	—	—	—	—	—
Deerbrook Mall	100%	145,296	2021	127,934	5.25%	No	1,859	2,612	2,776	2,928	3,087	4,100
Fashion Show - Other	100%	4,481	2021	1,577	6.06%	Yes - Full	275	386	411	437	465	930
Fox River Mall	100%	177,320	2021	156,373	5.46%	No	2,156	3,038	3,238	3,422	3,616	5,477
Northridge Fashion Center	100%	236,401	2021	207,503	5.10%	No	3,110	4,362	4,627	4,871	5,129	6,799
Oxmoor Center	94%	84,956	2021	74,781	5.37%	No	1,050	1,479	1,574	1,662	1,755	2,655
Park Place	100%	188,831	2021	165,815	5.18%	No	2,432	3,414	3,626	3,821	4,026	5,697
Providence Place	94%	341,309	2021	302,577	5.65%	No	4,031	5,687	6,077	6,434	6,813	9,690
Rivertown Crossings	100%	160,193	2021	141,356	5.52%	No	1,936	2,728	2,910	3,077	3,254	4,932
Westlake Center - Land	100%	2,437	2021	2,437	12.90%	Yes - Full	0	0	0	0	0	0
White Marsh Mall	100%	190,000	2021	190,000	3.66%	No	0	0	0	0	0	0
Bellis Fair	100%	89,388	2022	77,060	5.23%	No	1,133	1,594	1,694	1,786	1,883	4,238
Coastland Center	100%	124,429	2022	102,621	3.76%	No	1,876	2,594	2,707	2,812	2,922	8,897
Coral Ridge Mall	100%	110,155	2022	98,394	5.71%	No	349	1,448	1,533	1,623	1,718	5,090
Greenwood Mall	100%	63,000	2022	57,469	4.19%	No	—	—	419	1,054	1,100	2,958
North Star Mall	100%	324,316	2022	270,113	3.93%	No	4,809	6,666	6,973	7,256	7,551	20,948
Rogue Valley Mall	100%	55,000	2022	48,245	4.50%	No	138	852	899	941	984	2,941
Spokane Valley Mall [4]	75%	45,207	2022	38,484	4.65%	No	596	833	879	921	965	2,529
The Gallery at Harborplace	100%	78,733	2022	68,096	5.24%	No	936	1,315	1,398	1,474	1,555	3,959
The Oaks Mall	100%	133,653	2022	112,842	4.55%	No	1,759	2,451	2,584	2,706	2,833	8,478
The Shoppes at Buckland Hills	100%	124,441	2022	107,820	5.19%	No	1,510	2,121	2,253	2,375	2,503	5,859
The Streets at Southpoint	94%	242,070	2022	207,909	4.36%	No	3,137	4,348	4,542	4,744	4,955	12,435
Westroads Mall	100%	150,960	2022	127,455	4.55%	No	1,985	2,769	2,919	3,056	3,200	9,576
Augusta Mall	100%	170,000	2023	170,000	4.36%	No	0	0	0	0	0	0
Boise Towne Square	100%	132,228	2023	106,372	4.79%	No	1,883	2,618	2,746	2,880	3,021	12,708

DEBT DETAIL, AT SHARE[1] As of March 31, 2015 (In thousands)

							Amortization
Property	Own%	Proportionate Balance	Maturity Year [2]	Balloon Pmt at Maturity	Coupon Rate	Parent Recourse as of 3/31/2015 [3]	2015	2016	2017	2018	2019	Subsequent

Crossroads Center (MN)	100%	103,224	2023	83,026	3.25%	No	1,666	2,293	2,379	2,459	2,541	8,860
Cumberland Mall	100%	160,000	2023	160,000	3.67%	No	0	0	0	0	0	0
Meadows Mall	100%	158,010	2023	118,726	3.96%	No	3,042	4,212	4,402	4,582	4,770	18,276
Oglethorpe Mall	100%	150,000	2023	136,166	3.90%	No	0	0	0	1,058	2,648	10,128
Pecanland Mall	100%	90,000	2023	75,750	3.88%	No	1,159	1,607	1,682	1,749	1,819	6,234
Prince Kuhio Plaza	100%	43,727	2023	35,974	4.10%	No	595	827	867	903	942	3,619
Staten Island Mall	100%	256,986	2023	206,942	4.77%	No	3,692	5,131	5,381	5,643	5,918	24,279
Stonestown Galleria	100%	180,000	2023	164,720	4.39%	No	—	—	—	462	2,871	11,947
The Crossroads (MI)	100%	98,008	2023	80,833	4.42%	No	1,226	1,708	1,799	1,881	1,967	8,594
The Woodlands	100%	254,086	2023	207,057	5.04%	No	3,561	4,959	5,215	5,484	5,767	22,043
Baybrook Mall	100%	250,000	2024	212,423	5.52%	No	821	3,402	3,595	3,798	4,013	21,948
Fashion Show	100%	835,000	2024	835,000	4.03%	No	0	0	0	0	0	0
Jordan Creek Town Center	100%	215,853	2024	177,448	4.37%	No	2,715	3,783	3,980	4,160	4,348	19,419
The Maine Mall	100%	235,000	2024	235,000	4.66%	No	—	—	—	—	0	0
The Parks At Arlington	100%	250,000	2024	212,687	5.57%	No	814	3,371	3,564	3,767	3,983	21,814
Woodbridge Center	100%	250,000	2024	220,726	4.80%	No	0	0	2,395	3,777	3,964	19,138
Beachwood Place	100%	220,000	2025	184,350	3.94%	No	—	0	2,922	4,032	4,194	24,502
Pembroke Lakes Mall	100%	260,000	2025	260,000	3.56%	No	—	—	—	—	—	—
Valley Plaza Mall	100%	240,000	2025	206,847	3.75%	No	0	0	0	3,168	4,410	25,575
Willowbrook Mall	100%	360,000	2025	360,000	3.55%	No	—	—	—	—	—	—
North Point Mall	100%	250,000	2026	218,205	4.54%	No	—	0	0	0	984	30,811
Providence Place - Other	94%	36,399	2028	2,247	7.75%	No	1,628	1,757	1,897	1,825	1,740	25,305
Provo Towne Center Land	75%	2,249	2095	37	10.00%	Yes - Full	—	—	—	—	—	2,212
Consolidated Property Level		$11,511,754		$10,409,303	4.49%		$92,576	$134,614	$137,570	$139,620	$141,105	$456,966

Unconsolidated Property Level
Alderwood	50%	$121,162	2015	$120,409	6.65%	No	$753	$—	$—	$—	$—	$—
Shane Plaza	50%	2,990	2016	2,944	5.56%	No	46	—	—	—	—	—
Riverchase Galleria [5]	50%	152,500	2017	152,500	5.65%	No	—	—	—	—	—	—
The Shops at Bravern	40%	21,186	2017	20,273	3.86%	No	332	460	121	—	—	—
Plaza Frontenac	55%	28,600	2018	28,600	3.04%	No	—	—	—	—	—	—
Saint Louis Galleria	74%	158,262	2018	158,262	3.44%	No	—	—	—	—	—	—
First Colony Mall	50%	91,886	2019	84,321	4.50%	No	1,133	1,573	1,645	1,720	1,494	—
Natick Mall	50%	225,000	2019	209,699	4.60%	No	584	3,593	3,762	3,939	3,423	—
The Grand Canal Shoppes	50%	313,125	2019	313,125	4.24%	No	—	—	—	—	—	—
Christiana Mall	50%	117,495	2020	108,697	5.10%	No	402	1,622	1,725	1,816	1,913	1,320
Kenwood Towne Centre	70%	154,519	2020	137,191	5.37%	No	1,980	2,784	2,964	3,131	3,306	3,163
Oakbrook Center	48%	202,725	2020	202,725	3.66%	No	—	—	—	—	—	—
Water Tower Place	47%	181,923	2020	171,026	4.36%	No	1,322	1,837	1,928	2,024	2,124	1,662
Northbrook Court	50%	65,137	2021	56,811	4.25%	No	835	1,156	1,206	1,259	1,313	2,557
Village of Merrick Park	55%	96,509	2021	85,797	5.73%	No	1,129	1,595	1,706	1,808	1,916	2,558
Whaler's Village	50%	40,000	2021	40,000	5.42%	No	—	—	—	—	—	—
Willowbrook Mall (TX)	50%	101,286	2021	88,965	5.13%	No	1,325	1,858	1,972	2,077	2,188	2,901
Ala Moana Center	75%	1,050,000	2022	1,050,000	4.23%	No	—	—	—	—	—	—
Bridgewater Commons	35%	105,000	2022	105,000	3.34%	No	—	—	—	—	—	—
Clackamas Town Center	50%	108,000	2022	108,000	4.18%	No	—	—	—	—	—	—
Florence Mall	50%	45,000	2022	45,000	4.15%	No	—	—	—	—	—	—
Carolina Place	50%	87,500	2023	75,542	3.84%	No	—	757	1,567	1,630	1,694	6,310
Galleria at Tyler	50%	94,826	2023	76,716	5.05%	No	1,289	1,797	1,889	1,987	2,089	9,059
Lake Mead and Buffalo	50%	2,025	2023	27	7.20%	No	137	194	209	224	241	993

DEBT DETAIL, AT SHARE[1] As of March 31, 2015 (In thousands)

							Amortization
Property	Own%	Proportionate Balance	Maturity Year [2]	Balloon Pmt at Maturity	Coupon Rate	Parent Recourse as of 3/31/2015 [3]	2015	2016	2017	2018	2019	Subsequent
Park Meadows	35%	126,000	2023	112,734	4.60%	No	—	—	—	1,996	2,091	9,179
The Shoppes at River Crossing	50%	38,675	2023	35,026	3.75%	No	—	—	—	510	711	2,428
One Union Square	50%	25,000	2023	25,000	5.12%	No	—	—	—	—	—	—
Stonebriar Centre	50%	140,000	2024	120,886	4.05%	No	—	—	805	2,477	2,579	13,253
Pinnacle Hills Promenade	50%	60,821	2025	48,805	4.13%	No	755	1,048	1,099	1,146	1,195	6,773
Altamonte Mall	50%	80,000	2025	69,045	3.72%	No	—	—	—	1,062	1,478	8,415
Towson Town Center	35%	113,761	2025	97,713	3.82%	No	—	—	—	681	2,093	13,274
Glendale Galleria	50%	215,000	2026	190,451	4.06%	No	—	—	—	—	—	24,549
Perimeter Mall	50%	137,500	2026	137,500	3.96%	No	—	—	—	—	—	—
Unconsolidated Property Level		$4,503,413		$4,278,790	4.39%		$12,022	$20,274	$22,598	$29,487	$31,848	$108,394

Total Fixed - Property Level		$16,015,167		$14,688,093	4.47%		$104,598	$154,888	$160,168	$169,107	$172,953	$565,360

Consolidated Corporate
Arizona Two (HHC)	100%	$5,079	2015	$573	4.41%	Yes - Full	$4,506	$—	$—	$—	$—	$—
Consolidated Corporate		$5,079		573	4.41%		$4,506	$—	$—	$—	$—	$—

Total Fixed Rate Debt		$16,020,246		$14,688,666	4.47%		$109,104	$154,888	$160,168	$169,107	$172,953	$565,360

Variable Rate

Consolidated Property Level
Columbia Mall	100%	$100,000	2018	$100,000	Libor + 175 bps	Yes - Full	$—	$—	$—	$—	$—	$—
Columbiana Centre [6]	100%	130,816	2018	128,177	Libor + 175 bps	Yes - Full	—	746	1,393	500	—	—
Eastridge (WY) [6]	100%	48,228	2018	47,255	Libor + 175 bps	Yes - Full	—	275	514	184	—	—
Grand Teton Mall [6]	100%	48,859	2018	47,873	Libor + 175 bps	Yes - Full	—	279	520	187	—	—
Market Place Shopping Center	100%	113,425	2018	113,425	Libor + 240 bps	No	—	—	—	—	—	—
Mayfair [6]	100%	347,813	2018	340,796	Libor + 175 bps	Yes - Full	—	1,983	3,704	1,330	—	—
Mondawmin Mall [6]	100%	81,011	2018	79,377	Libor + 175 bps	Yes - Full	—	461	863	310	—	—
North Town Mall [6]	100%	89,207	2018	87,407	Libor + 175 bps	Yes - Full	—	509	950	341	—	—
Oakwood [6]	100%	76,913	2018	75,362	Libor + 175 bps	Yes - Full	—	438	819	294	—	—
Oakwood Center [6]	100%	91,413	2018	89,569	Libor + 175 bps	Yes - Full	—	520	974	350	—	—
Pioneer Place [6]	100%	188,185	2018	184,389	Libor + 175 bps	Yes - Full	—	1,072	2,004	720	—	—
Red Cliffs Mall [6]	100%	30,261	2018	29,650	Libor + 175 bps	Yes - Full	—	173	322	116	—	—
River Hills Mall [6]	100%	76,283	2018	74,744	Libor + 175 bps	Yes - Full	—	435	812	292	—	—
Sooner Mall [6]	100%	78,931	2018	77,338	Libor + 175 bps	Yes - Full	—	450	841	302	—	—
Southwest Plaza [6]	100%	73,383	2018	71,902	Libor + 175 bps	Yes - Full	—	418	782	281	—	—
The Shops at Fallen Timbers [6]	100%	25,217	2018	24,709	Libor + 175 bps	Yes - Full	—	143	269	96	—	—
200 Lafayette	100%	100,000	2019	100,000	Libor + 250 bps	No	—	—	—	—	—	—
830 North Michigan	100%	85,000	2019	85,000	Libor + 160 bps	No	—	—	—	—	—	—
Lynnhaven Mall	100%	235,000	2019	235,000	Libor + 185 bps	No	—	—	—	—	—	—
Westlake Center	100%	42,500	2019	42,500	Libor + 230 bps	No	—	—	—	—	—	—
Consolidated Property Level		$2,062,445		$2,034,473	2.01%		$—	$7,902	$14,767	$5,303	$—	$—

Unconsolidated Property Level
One Stockton Street	50%	$16,250	2018	$16,250	Libor + 400 bps	No	$—	$—	$—	$—	$—	$—
Miami Design District	13%	46,691	2019	46,691	Libor + 483 bps	No	—	—	—	—	—	—
Ala Moana Construction Loan [7]	75%	195,050	2019	195,050	Libor + 190 bps	Yes - Partial	—	—	—	—	—	—
530 Fifth Avenue Mezz Note	50%	15,500	2019	15,423	Libor + 788 bps	No	—	—	38	39	—	—
530 Fifth Avenue	50%	95,000	2019	94,526	Libor + 325 bps	No	—	—	237	237	—	—

DEBT DETAIL, AT SHARE[1] As of March 31, 2015 (In thousands)

							Amortization
Property	Own%	Proportionate Balance	Maturity Year [2]	Balloon Pmt at Maturity	Coupon Rate	Parent Recourse as of 3/31/2015 [3]	2015	2016	2017	2018	2019	Subsequent
522 Fifth Avenue	10%	8,374	2019	8,374	Libor + 250 bps	No	—	—	—	—	—	—
685 Fifth Avenue	50%	170,000	2019	170,000	Libor + 275 bps	No	—	—	—	—	—	—
Bayside Marketplace	51%	127,500	2020	127,500	Libor + 205 bps	No	—	—	—	—	—	—
Baybrook Construction Loan [7]	53%	4,114	2020	4,114	Libor + 200 bps	Yes - Partial	—	—	—	—	—	—
Unconsolidated Property Level		$678,479		$677,928	2.91%		$—	$—	$275	$276	$—	$—

Consolidated Corporate
Junior Subordinated Notes Due 2036	100%	$206,200	2036	$206,200	Libor + 145 bps	Yes - Full	$—	$—	$—	$—	$—	$—
Consolidated Corporate		$206,200		$206,200	1.70%		$—	$—	$—	$—	$—	$—

Total Variable Rate Debt		$2,947,124		$2,918,601	2.20%		$—	$7,902	$15,042	$5,579	$—	$—

Total [8,9]		$18,967,370		$17,607,267	4.11%		$109,104	$162,790	$175,210	$174,686	$172,953	$565,360

1.	Proportionate share for Consolidated Properties presented exclusive of non-controlling interests.

2.	Assumes maturity extensions are exercised.

3.	Total recourse to GGP or its subsidiaries of approximately $1.9 billion, excluding the corporate revolver.

4.	Loan is cross-collateralized with other properties.

5.	$45.0 million B-note is subordinate to return of GGP's additional contributed equity.

6.	Properties provide mortgage collateral as guarantors for $1.4 billion corporate borrowing and are cross collateralized.

7.	Reflects the amount drawn as of March 31, 2015 on the construction loan.

8.	Excludes the $1.1 billion corporate revolver. As of March 31, 2015 there was $100 million drawn.

9.	Reflects amortization for the period subsequent to March 31, 2015.

Asset Transactions

ASSET TRANSACTIONS Summary of Transactions For the Three Months Ended March 31, 2015 (In thousands, except GLA)

Acquisitions
Closing Date	Property Name	Property Location	GGP Ownership %	Total GLA	Gross Proceeds at Share	Debt at Share	Net Proceeds at Share [1]
						($ in thousands)

March 2015	Interests in 12 Sears Anchor Pads	Various	50.0%	1,926,166	$165,000	-	$164,490
	Total			1,926,166	$165,000	-	$164,490

Dispositions
Closing Date	Property Name	Property Location	Sold Ownership %	Total GLA	Gross Proceeds at Share	Debt at Share	Net Proceeds at Share [1]
						($ in thousands)
January 2015	The Trails Village Center	Las Vegas, NV	50.0%	174,644	$27,625	$5,756	$22,120

Joint Venture Interest
February 2015	Ala Moana Center [2]	Honolulu, HI	25.0%	2,182,074	$1,376,309	$462,500	$907,000

	Total			2,356,718	$1,403,934	$468,256	$929,120

1.	Includes closing costs.

2.
We received $670 million at closing and will receive the remaining proceeds of $237 million in late 2016 after substantial completion of the redevelopment. On April 10, 2015, GGP sold an additional 12.5% in Ala Moana Center for net proceeds $454 million. GGP received $335 million at closing and the remaining $119 million will be paid in late 2016 after substantial completion of redevelopment.

ASSET TRANSACTIONS Sold Interests

2015	Month of Disposition
JV Interests
Ala Moana Center (25%)	February 2015

Stand Alone Strip Centers, Office & Other Retail
Trails Village Center	January 2015

2014
JV Interests
Bayside Marketplace (49%)	December 2014

Stand Alone Strip Centers, Office & Other Retail
Center Point Plaza	December 2014
Columbia Office Portfolio	December 2014
Lincolnshire Commons	September 2014
Stonestown Medical Office Building	September 2014
Fallbrook Center	June 2014
Regency Square Mall	February 2014

Portfolio Operating Metrics

PORTFOLIO OPERATING METRICS Key Operating Performance Indicators As of and for the Three Months Ended March 31, 2015 (GLA in thousands)

GLA Summary (in thousands) [1]
	Number of Properties	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Total Retail Property	Strip Center GLA	Office GLA	Total GLA	Total GLA at Share [2]	% Leased
Consolidated Retail Properties	88	37,189	13,235	34,835	85,259	1,196	1,164	87,619	52,205	95.6%
Unconsolidated Retail Properties	35	16,685	4,869	13,919	35,473	446	1,299	37,218	11,971	96.3%
Same Store Retail Properties	123	53,874	18,104	48,754	120,732	1,642	2,463	124,837	64,176	95.8%
Non-Same Store Retail Properties	6	1,187	159	542	1,888	—	248	2,136	796
Total Retail Properties	129	55,061	18,263	49,296	122,620	1,642	2,711	126,973	64,972

Non-Same Store Office, Strip, Urban & Other Retail	4	753	340	307	1,400	95	—	1,495	569	64.5%
Total Real Estate	133	55,814	18,603	49,603	124,020	1,737	2,711	128,468	65,541	94.8%

Same Store Operating Metrics[1]

			In-Place Rent		Tenant Sales [3]
March 31, 2015	% Leased	% Occupied	<10K SF	All Less Anchors	<10K SF	All Less Anchors	Occupancy Cost
Consolidated Retail Properties	95.6%	93.8%	$65.05	$52.76	$503	$12,040	14.0%
Unconsolidated Retail Properties	96.3%	94.6%	88.67	74.07	777	8,313	12.0%
Same Store Retail Properties	95.8%	94.0%	$72.62	$59.68	$590	$20,353	13.2%

			In-Place Rent		Tenant Sales [3]
March 31, 2014	% Leased	% Occupied	<10K SF	All Less Anchors	<10K SF	All Less Anchors	Occupancy Cost

Consolidated Retail Properties	96.0%	94.3%	$64.49	$52.52	$519	$12,717	13.8%
Unconsolidated Retail Properties	96.8%	94.8%	86.83	73.59	688	6,958	11.9%
Same Store Retail Properties	96.2%	94.4%	$71.64	$59.32	$565	$19,675	13.2%

1.	Same Store metrics include all properties designated in property schedule (pages 19 - 25) as "Total Same Store Retail Properties".

2.	Total GLA at Share includes assets at GGP ownership percentages and excludes tenant owned area.

3.	Tenant Sales <10K SF is presented as Sales per square foot in dollars, and Tenant Sales All Less Anchors is presented as total sales volume in millions of dollars.

PORTFOLIO OPERATING METRICS Signed Leases All Less Anchors As of March 31, 2015

	All Leases - Lease Spread [1]

	Commencement 2015
	# of Leases	SF	Term (in years)	Initial Rent PSF	Average Rent PSF

New and Renewal Leases	1,119	4,367,508	7.0	$57.31	$62.90
Percent in Lieu/Gross	112	808,318	5.6	N/A	N/A
Total Leases	1,231	5,175,826	6.7	$57.31	$62.90

	Commencement 2016
	# of Leases	SF	Term (in years)	Initial Rent PSF	Average Rent PSF
New and Renewal Leases	71	415,123	10.1	$90.28	$101.26
Percent in Lieu/Gross	6	26,966	5.6	N/A	N/A
Total Leases	77	442,089	9.8	$90.28	$101.26

	SUITE TO SUITE - Lease Spread [2,3]

	New and Renewal Leases
	# of Leases	SF	Term (in years)	Initial Rent PSF	Average Rent PSF	Expiring Rent PSF	Initial Rent Spread		Average Rent Spread
Commencement 2015	912	2,816,298	6.0	$62.64	$68.53	$57.63	$5.01	8.7%	$10.90	18.9%
Commencement 2016	57	222,058	7.3	$111.38	$126.46	$85.70	$25.68	30.0%	$40.76	47.6%
Total 2015/2016	969	3,038,356	6.1	$66.20	$72.76	$59.65	$6.55	11.0%	$13.11	22.0%

1.	Represents signed leases that are scheduled to commence in the respective period.

2.
Represents signed leases that are scheduled to commence in the respective period compared to expiring rent for the prior tenant in the same suite. New suites are within 10,000 square feet of the expiring suites.

3.	Represents leases where downtime between the new and previous tenant was less than 24 months.

PORTFOLIO OPERATING METRICS Lease Expiration Schedule and Top Ten Tenants

Year	Number of Expiring Leases	Expiring GLA at 100% (in thousands)	Percent of Total	Expiring Rent (in thousands)	Expiring Rent ($psf)

Specialty Leasing	1,076	2,253	4.4%	$48,379	$22.34
2015	1,139	3,173	6.1%	193,341	63.76
2016	1,814	5,857	11.3%	336,785	59.70
2017	1,796	5,785	11.2%	330,643	58.76
2018	1,465	5,279	10.2%	335,466	64.84
2019	1,215	5,404	10.5%	317,045	59.34
2020	883	3,600	7.0%	223,472	62.61
2021	799	3,059	5.9%	206,923	68.23
2022	855	3,469	6.7%	232,936	67.33
2023	932	3,860	7.5%	279,664	73.86
2024	876	4,205	8.1%	307,412	73.60
Subsequent	679	5,670	11.0%	300,482	54.21
Total	13,529	51,614	100.0%	$3,112,548	$61.57

Top Ten Largest Tenants	Primary DBA	Percent of Minimum Rents, Tenant Recoveries and Other

Limited Brands, Inc.	Victoria's Secret, Bath & Body Works, PINK, Henri Bendel	3.6%
The Gap, Inc.	Gap, Banana Republic, Old Navy	3.0%
Foot Locker, Inc.	Footlocker, Champs Sports, Footaction USA	2.6%
Forever 21, Inc.	Forever 21	2.3%
Abercrombie & Fitch Stores, Inc.	Abercrombie, Abercrombie & Fitch, Hollister	2.2%
Signet Jewelers Limited	Zales, Gordon's, Kay, Jared	1.7%
Genesco Inc.	Journeys, Lids, Underground Station, Johnston & Murphy	1.6%
Luxottica Group S.P.A.	Lenscrafters, Sunglass Hut, Pearle Vision	1.6%
Express, Inc.	Express, Express Men	1.6%
American Eagle Outfitters, Inc.	American Eagle, Aerie, Martin + Osa	1.5%
Totals		21.7%

PORTFOLIO OPERATING METRICS Property Schedule As of March 31, 2015

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased
Consolidated Retail Properties
200 Lafayette		100%	New York, NY	31,328	—	—	—	83,826	115,154	100.0%
830 N. Michigan Ave.		100%	Chicago, IL	121,637	—	—	—	—	121,637	100.0%
Apache Mall	Herberger's, JCPenney, Macy's	100%	Rochester, MN	264,937	206,326	162,790	—	—	634,053	96.8%
Augusta Mall	Dillard's, JCPenney, Macy's, Sears	100%	Augusta, GA	503,589	—	597,223	—	—	1,100,812	95.9%
Baybrook Mall	Dillard's, JCPenney, Macy's, Sears	100%	Friendswood (Houston), TX	443,458	96,605	720,931	—	—	1,260,994	96.1%
Beachwood Place	Dillard's, Nordstrom, Saks Fifth Avenue	100%	Beachwood, OH	344,981	317,347	247,000	94,690	—	1,004,018	94.6%
Bellis Fair	JCPenney, Kohl's, Macy's, Target	100%	Bellingham (Seattle), WA	423,937	100,400	237,910	—	—	762,247	96.1%
Boise Towne Square	Dillard's, JCPenney, Macy's, Sears, Kohl's	100%	Boise, ID	422,445	425,556	247,714	114,687	—	1,210,402	95.7%
Brass Mill Center	Burlington Coat Factory, JCPenney, Macy's, Sears	100%	Waterbury, CT	444,642	218,339	319,391	197,087	—	1,179,459	97.4%
Coastland Center	Dillard's, JCPenney, Macy's, Sears	100%	Naples, FL	337,492	123,921	466,469	—	—	927,882	94.3%
Columbia Mall	Dillard's, JCPenney, Sears, Target	100%	Columbia, MO	314,980	85,972	335,088	—	—	736,040	91.6%
Columbiana Centre	Belk, Dillard's, JCPenney	100%	Columbia, SC	269,105	190,911	360,643	—	—	820,659	98.1%
Coral Ridge Mall	Dillard's, JCPenney, Target, Younkers	100%	Coralville (Iowa City), IA	521,555	98,596	442,365	—	—	1,062,516	98.1%
Coronado Center	JCPenney, Kohl's, Macy's, Sears	100%	Albuquerque, NM	505,864	305,503	281,144	—	—	1,092,511	98.3%
Crossroads Center	JCPenney, Macy's, Sears, Target	100%	St. Cloud, MN	371,925	294,167	229,275	—	—	895,367	93.4%
Cumberland Mall	Costco, Macy's, Sears	100%	Atlanta, GA	379,365	147,409	500,575	—	—	1,027,349	99.3%
Deerbrook Mall	Dillard's, JCPenney, Macy's, Sears	100%	Humble (Houston), TX	557,412	—	653,540	—	—	1,210,952	99.0%
Eastridge Mall WY	JCPenney, Macy's, Sears, Target	100%	Casper, WY	276,405	213,913	75,883	—	—	566,201	91.9%
Eastridge Mall CA	JCPenney, Macy's, Sears	100%	San Jose, CA	596,492	246,261	426,000	—	—	1,268,753	97.7%
Fashion Place	Dillard's, Nordstrom	100%	Murray, UT	443,122	281,175	319,603	—	—	1,043,900	98.2%

PORTFOLIO OPERATING METRICS Property Schedule As of March 31, 2015

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased
Fashion Show	Dillard's, Macy's, Macy's Mens, Neiman Marcus, Nordstrom, Saks Fifth Avenue	100%	Las Vegas, NV	697,523	371,635	761,653	—	—	1,830,811	98.7%
Four Seasons Town Centre	Dillard's, JCPenney	100%	Greensboro, NC	436,002	429,969	212,047	—	—	1,078,018	92.0%
Fox River Mall	JCPenney, Macy's, Sears, Target, Younkers	100%	Appleton, WI	597,618	30,000	564,914	—	—	1,192,532	96.8%
Glenbrook Square	JCPenney, Macy's, Sears, Carson's	100%	Fort Wayne, IN	448,286	555,870	221,000	—	—	1,225,156	93.0%
Governor's Square	Dillard's, JCPenney, Macy's, Sears	100%	Tallahassee, FL	342,485	—	691,605	—	—	1,034,090	96.3%
Grand Teton Mall	Dillard's, JCPenney, Macy's, Sears	100%	Idaho Falls, ID	212,785	323,925	—	93,274	—	629,984	89.2%
Greenwood Mall	Dillard's, JCPenney, Macy's, Sears	100%	Bowling Green, KY	422,536	156,096	272,957	—	—	851,589	96.3%
Hulen Mall	Dillard's, Macy's, Sears	100%	Ft. Worth, TX	398,130	—	596,570	—	—	994,700	94.8%
Jordan Creek Town Center	Dillard's, Younkers	100%	West Des Moines, IA	748,176	—	349,760	253,033	—	1,350,969	97.0%
Lakeside Mall	JCPenney, Lord & Taylor, Macy's, Macy's Mens & Home, Sears	100%	Sterling Heights, MI	481,882	115,300	905,418	—	—	1,502,600	84.0%
Lynnhaven Mall	Dillard's, JCPenney, Macy's	100%	Virginia Beach, VA	598,986	150,434	380,958	—	—	1,130,378	97.8%
Mall Of Louisiana	Dillard's, Dillard's Men's & Home, JCPenney, Macy's, Sears	100%	Baton Rouge, LA	623,201	—	805,630	143,634	—	1,572,465	97.2%
Mall St. Matthews	Dillard's, Dillard's Men's & Home, JCPenney	100%	Louisville, KY	506,115	—	514,135	—	—	1,020,250	95.6%
Market Place Shopping Center	Bergner's, JCPenney, Macy's	100%	Champaign, IL	412,009	234,834	149,980	—	—	796,823	97.6%
Mayfair	Boston Store, Macy's, Nordstrom	100%	Wauwatosa (Milwaukee), WI	574,873	288,596	348,714	—	314,991	1,527,174	97.0%
Meadows Mall	Dillard's, JCPenney, Macy's, Sears	100%	Las Vegas, NV	307,732	—	636,853	—	—	944,585	95.1%
Mondawmin Mall		100%	Baltimore, MD	385,200	—	—	—	65,352	450,552	98.5%
Newgate Mall	Dillard's, Sears, Burlington Coat Factory	100%	Ogden (Salt Lake City), UT	331,756	218,874	118,919	—	—	669,549	93.3%
North Point Mall	Dillard's, JCPenney, Macy's, Sears, Von Maur	100%	Alpharetta (Atlanta), GA	426,459	539,850	363,151	—	—	1,329,460	90.5%
North Star Mall	Dillard's, JCPenney, Macy's, Saks Fifth Avenue	100%	San Antonio, TX	517,054	207,196	522,126	—	—	1,246,376	98.9%
Northridge Fashion Center	JCPenney, Macy's, Sears	100%	Northridge (Los Angeles), CA	636,706	—	824,443	—	—	1,461,149	96.9%

PORTFOLIO OPERATING METRICS Property Schedule As of March 31, 2015

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased
Northtown Mall	JCPenney, Kohl's, Macy's, Sears	100%	Spokane, WA	395,012	276,488	242,392	—	—	913,892	89.6%
Oak View Mall	Dillard's, JCPenney, Sears, Younkers	100%	Omaha, NE	255,978	149,326	454,860	—	—	860,164	86.4%
Oakwood Center	Dillard's, JCPenney, Sears	100%	Gretna, LA	397,160	—	514,028	—	—	911,188	97.1%
Oakwood Mall	JCPenney, Macy's, Sears, Younkers	100%	Eau Claire, WI	403,593	116,620	298,224	—	—	818,437	94.7%
Oglethorpe Mall	Belk, JCPenney, Macy's, Sears	100%	Savannah, GA	406,358	220,824	315,760	—	—	942,942	98.5%
Oxmoor Center	Macy's, Sears, Von Maur	94%	Louisville, KY	351,798	156,000	411,210	—	—	919,008	96.2%
Paramus Park	Macy's, Sears	100%	Paramus, NJ	306,712	169,634	289,423	—	—	765,769	95.8%
Park City Center	The Bon Ton, Boscov's, JCPenney, Kohl's, Sears	100%	Lancaster (Philadelphia), PA	541,649	514,917	384,980	—	3,268	1,444,814	90.4%
Park Place	Dillard's, Macy's, Sears	100%	Tucson, AZ	468,629	—	581,457	—	—	1,050,086	95.9%
Peachtree Mall	Dillard's, JCPenney, Macy's	100%	Columbus, GA	293,982	221,539	287,076	—	12,600	815,197	92.3%
Pecanland Mall	Belk, Burlington Coat Factory, Dillard's, JCPenney, Sears	100%	Monroe, LA	349,205	19,962	595,474	—	—	964,641	93.5%
Pembroke Lakes Mall	Dillard's, Dillard's Men's & Home, JCPenney, Macy's, Macy's Home Store, Sears	100%	Pembroke Pines (Fort Lauderdale), FL	353,844	395,219	386,056	—	—	1,135,119	97.5%
Pioneer Place		100%	Portland, OR	348,862	—	—	—	287,625	636,487	92.2%
Prince Kuhio Plaza	Macy's, Sears	100%	Hilo, HI	308,700	124,547	61,873	—	—	495,120	93.3%
Providence Place	JCPenney, Macy's, Nordstrom	94%	Providence, RI	736,526	—	513,816	—	4,304	1,254,646	96.5%
Provo Towne Centre	Dillard's, JCPenney, Sears	75%	Provo, UT	300,303	285,479	206,240	—	—	792,022	86.9%
Quail Springs Mall	Dillard's, JCPenney, Macy's, Von Maur	100%	Oklahoma City, OK	451,292	160,000	505,596	—	—	1,116,888	91.1%
Red Cliffs Mall	Dillard's, JCPenney, Sears	100%	St. George, UT	150,019	235,031	—	57,304	—	442,354	99.0%
Ridgedale Center	JCPenney, Macy's, Sears,	100%	Minnetonka, MN	278,410	205,072	719,531	—	—	1,203,013	96.0%
River Hills Mall	Herberger's, JCPenney, Sears, Target	100%	Mankato, MN	352,509	189,559	174,383	—	—	716,451	93.9%
Rivertown Crossings	JCPenney, Kohl's, Macy's, Sears, Younkers	100%	Grandville (Grand Rapids), MI	631,329	—	635,625	—	—	1,266,954	96.0%

PORTFOLIO OPERATING METRICS Property Schedule As of March 31, 2015

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased
Rogue Valley Mall	JCPenney, Kohl's, Macy's, Macy's Home Store	100%	Medford (Portland), OR	279,927	170,625	186,359	—	—	636,911	82.6%
Sooner Mall	Dillard's, JCPenney, Sears	100%	Norman, OK	221,070	129,823	137,082	—	—	487,975	99.7%
Spokane Valley Mall	JCPenney, Macy's, Sears	75%	Spokane, WA	352,048	126,243	251,366	138,002	—	867,659	94.3%
Staten Island Mall	Macy's, Sears, JCPenney	100%	Staten Island, NY	530,908	190,441	466,922	77,035	—	1,265,306	98.5%
Stonestown Galleria	Macy's, Nordstrom	100%	San Francisco, CA	406,848	160,505	267,788	—	—	835,141	97.8%
The Crossroads	Burlington Coat Factory, JCPenney, Macy's, Sears	100%	Portage (Kalamazoo), MI	266,322	—	502,961	—	—	769,283	90.6%
The Gallery At Harborplace		100%	Baltimore, MD	131,463	—	—	—	283,321	414,784	83.0%
The Maine Mall	The Bon Ton, JCPenney, Macy's, Sears	100%	South Portland, ME	506,311	120,844	377,662	—	600	1,005,417	98.6%
The Mall In Columbia	JCPenney, Lord & Taylor, Macy's, Nordstrom, Sears	100%	Columbia, MD	634,220	351,168	449,000	—	—	1,434,388	99.6%
The Oaks Mall	Belk, Dillard's, JCPenney, Macy's, Sears	100%	Gainesville, FL	348,096	233,367	324,500	—	—	905,963	93.5%
The Parks At Arlington	Dillard's, JCPenney, Macy's, Sears	100%	Arlington (Dallas), TX	761,440	—	748,945	—	—	1,510,385	96.8%
The Shoppes At Buckland Hills	JCPenney, Macy's, Macy's Mens & Home, Sears	100%	Manchester, CT	559,860	—	512,611	—	—	1,072,471	93.6%
The Shops At Fallen Timbers	Dillard's, JCPenney	100%	Maumee, OH	344,473	—	261,502	—	—	605,975	96.1%
The Shops at La Cantera	Dillard's, Macy's, Neiman Marcus, Nordstrom	75%	San Antonio, TX	617,848	—	627,597	—	69,388	1,314,833	97.9%
The Streets At Southpoint	Hudson Belk, JCPenney, Macy's, Nordstrom, Sears	94%	Durham, NC	608,367	—	726,347	—	—	1,334,714	97.5%
The Woodlands Mall	Dillard's, JCPenney, Macy's, Nordstrom	100%	Woodlands (Houston), TX	624,974	—	713,438	—	38,905	1,377,317	97.9%
Town East Mall	Dillard's, JCPenney, Macy's, Sears	100%	Mesquite (Dallas), TX	413,405	—	809,386	—	—	1,222,791	97.8%
Tucson Mall	Dillard's, JCPenney, Macy's, Sears	100%	Tucson, AZ	609,488	—	641,458	27,305	—	1,278,251	93.0%
Tysons Galleria	Macy's, Neiman Marcus, Saks Fifth Avenue	100%	McLean (Washington, D.C.), VA	309,768	—	511,933	—	—	821,701	91.6%
Valley Plaza Mall	JCPenney, Macy's, Sears, Target	100%	Bakersfield, CA	520,721	364,792	292,176	—	—	1,177,689	98.0%
Visalia Mall	JCPenney, Macy's	100%	Visalia, CA	173,889	257,000	—	—	—	430,889	95.8%
Westlake Center		100%	Seattle, WA	108,903	—	—	—	—	108,903	95.2%

PORTFOLIO OPERATING METRICS Property Schedule As of March 31, 2015

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased
Westroads Mall	JCPenney, Von Maur, Younkers	100%	Omaha, NE	517,825	—	529,036	—	—	1,046,861	97.9%
White Marsh Mall	JCPenney, Macy's, Macy's Home Store, Sears, Boscov's	100%	Baltimore, MD	437,937	257,345	466,010	—	—	1,161,292	94.3%
Willowbrook	Bloomingdale's, Lord & Taylor, Macy's, Sears	100%	Wayne, NJ	489,740	2,060	1,028,000	—	—	1,519,800	97.9%
Woodbridge Center	Boscov's, JCPenney, Lord & Taylor, Macy's, Sears	100%	Woodbridge, NJ	650,480	455,739	560,935	—	—	1,667,154	95.3%
Total Consolidated Retail Properties			Count: 88	37,188,386	13,235,149	34,835,395	1,196,051	1,164,180	87,619,161	95.6%

Unconsolidated Retail Properties
Ala Moana Center [1]	Macy's, Neiman Marcus, Nordstrom, Bloomingdale's	75%	Honolulu, HI	955,589	849,735	—	14,042	362,708	2,182,074	96.3%
Alderwood	JCPenney, Macy's, Nordstrom, Sears	50%	Lynnwood (Seattle), WA	576,509	177,679	528,219	39,096	—	1,321,503	96.6%
Altamonte Mall	Dillard's, JCPenney, Macy's, Sears	50%	Altamonte Springs (Orlando), FL	482,921	158,658	519,890	—	—	1,161,469	96.7%
Bayside Marketplace		51%	Miami, FL	217,274	—	—	—	1,103	218,377	97.2%
Bridgewater Commons	Bloomingdale's, Lord & Taylor, Macy's	35%	Bridgewater, NJ	396,017	150,525	352,351	88,784	—	987,677	96.2%
Carolina Place	Belk, Dillard's, JCPenney, Macy's, Sears	50%	Pineville (Charlotte), NC	386,417	277,404	496,098	—	—	1,159,919	94.7%
Christiana Mall	JCPenney, Macy's, Nordstrom, Target	50%	Newark, DE	625,697	—	641,312	—	—	1,267,009	99.9%
Clackamas Town Center	JCPenney, Macy's, Macy's Home Store, Nordstrom, Sears	50%	Happy Valley, OR	631,276	—	774,842	—	—	1,406,118	98.8%
First Colony Mall	Dillard's, Dillard's Men's & Home, JCPenney, Macy's	50%	Sugar Land, TX	506,290	—	619,048	—	—	1,125,338	98.2%
Florence Mall	JCPenney, Macy's, Macy's Home Store, Sears	50%	Florence (Cincinnati, OH), KY	388,688	—	552,407	—	—	941,095	86.7%
Galleria At Tyler	JCPenney, Macy's, Nordstrom	50%	Riverside, CA	544,747	—	468,208	—	—	1,012,955	97.6%
Glendale Galleria	Bloomingdale's, JCPenney, Macy's, Target	50%	Glendale, CA	504,240	305,000	525,000	—	136,588	1,470,828	95.2%
Kenwood Towne Centre [2]	Dillard's, Macy's, Nordstrom	50%	Cincinnati, OH	520,148	240,656	400,665	—	—	1,161,469	98.4%
Mizner Park	Lord & Taylor	47%	Boca Raton, FL	178,150	79,822	—	—	264,199	522,171	92.2%
Natick Mall	JCPenney, Lord & Taylor, Macy's, Sears, Neiman Marcus, Nordstrom	50%	Natick (Boston), MA	747,518	389,280	558,370	—	—	1,695,168	95.8%

PORTFOLIO OPERATING METRICS Property Schedule As of March 31, 2015

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased
Neshaminy Mall	Boscov's, Macy's, Sears	50%	Bensalem, PA	413,850	188,394	418,595	—	—	1,020,839	96.7%
Northbrook Court	Lord & Taylor, Macy's, Neiman Marcus	50%	Northbrook (Chicago), IL	477,651	126,000	410,277	—	—	1,013,928	94.6%
Oakbrook Center	Lord & Taylor, Macy's, Neiman Marcus, Nordstrom, Sears	48%	Oak Brook (Chicago), IL	875,165	606,081	467,863	—	239,270	2,188,379	95.4%
Otay Ranch Town Center	Macy's	50%	Chula Vista (San Diego), CA	498,223	—	140,000	—	—	638,223	94.5%
Park Meadows	Dillard's, JCPenney, Macy's, Nordstrom	35%	Lone Tree, CO	757,132	—	823,000	—	—	1,580,132	98.6%
Perimeter Mall	Dillard's, Macy's, Nordstrom, Von Maur	50%	Atlanta, GA	504,668	222,056	831,218	—	—	1,557,942	97.7%
Pinnacle Hills Promenade	Dillard's, JCPenney	50%	Rogers, AR	359,081	98,540	162,140	304,505	51,903	976,169	95.3%
Plaza Frontenac	Neiman Marcus, Saks Fifth Avenue	55%	St. Louis, MO	224,509	125,669	135,044	—	—	485,222	99.7%
Riverchase Galleria	Belk, JCPenney, Macy's, Sears, Von Maur	50%	Hoover (Birmingham), AL	562,984	330,032	610,026	—	—	1,503,042	93.2%
Saint Louis Galleria [1]	Dillard's, Macy's, Nordstrom	74%	St. Louis, MO	459,171	—	714,052	—	—	1,173,223	93.7%
Stonebriar Centre	Dillard's, JCPenney, Macy's, Nordstrom, Sears	50%	Frisco (Dallas), TX	846,057	162,018	703,174	—	—	1,711,249	98.9%
The Grand Canal Shoppes	Barneys New York	50%	Las Vegas, NV	645,378	84,743	—	—	34,414	764,535	95.3%
The Shoppes At River Crossing	Belk, Dillard's	50%	Macon, GA	377,533	—	333,219	—	—	710,752	95.5%
Towson Town Center	Macy's, Nordstrom	35%	Towson, MD	602,844	—	419,129	—	—	1,021,973	97.1%
One Union Square [3]		50%	San Francisco, CA	22,492	—	—	—	19,507	41,999	100.0%
One Stockton Street [3]		50%	San Francisco, CA	16,987	—	—	—	—	16,987	100.0%
Village Of Merrick Park	Neiman Marcus, Nordstrom	55%	Coral Gables, FL	408,287	—	330,000	—	101,263	839,550	95.4%
Water Tower Place	Macy's	47%	Chicago, IL	407,458	296,128	—	—	88,809	792,395	97.7%
Whaler's Village		50%	Lahaina, HI	104,740	—	—	—	—	104,740	92.7%
Willowbrook Mall	Dillard's, JCPenney, Macy's, Macy's Mens, Sears	50%	Houston, TX	459,607	—	984,372	—	—	1,443,979	96.8%
Total Unconsolidated Retail Properties			Count: 35	16,685,298	4,868,420	13,918,519	446,427	1,299,764	37,218,428	96.3%
Total Same Store Retail Properties [4]			Count: 123	53,873,684	18,103,569	48,753,914	1,642,478	2,463,944	124,837,589	95.8%

PORTFOLIO OPERATING METRICS Property Schedule As of March 31, 2015

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased

Non-Same Store Retail Properties
Southwest Plaza [5]	Dillard's, JCPenney, Macy's, Sears	100%	Littleton, CO	426,717	34,545	541,851	—	64,817	1,067,930	94.9%
The Shops at Bravern	Neiman Marcus	40%	Bellevue, WA	129,613	124,637	—	—	—	254,250	84.6%
522 Fifth Avenue		10%	New York, NY	7,978	—	—	—	—	7,978	100.0%
530 Fifth Avenue		50%	New York, NY	57,720	—	—	—	—	57,720	54.1%
685 Fifth Avenue		50%	New York, NY	26,311	—	—	—	94,812	121,123	—%
Miami Design District [6]		13%	Miami, FL	538,185	—	—	—	87,945	626,130	55.4%
Total Retail Properties			Count: 129	55,060,208	18,262,751	49,295,765	1,642,478	2,711,518	126,972,720	95.3%

Non-Same Store Strip Centers & Other Retail
Lake Mead & Buffalo [7]		50%	Las Vegas, NV	64,991	—	—	85,957	—	150,948	95.8%
Lockport Mall		100%	Lockport, NY	—	—	—	9,114	—	9,114	100.0%
Shopping Leblon		35%	Rio de Janeiro, Brazil	249,343	—	—	—	—	249,343	98.5%
Owings Mills Mall [8]	JCPenney, Macy's	51%	Owings Mills, MD	438,582	340,000	307,037	—	—	1,085,619	33.6%
Total Non-Same Store Strip Centers & Other Retail			Count: 4	752,916	340,000	307,037	95,071	—	1,495,024	64.5%

1.	Ownership is substantially more than 50% but management decisions are decided by the joint venture and the entity is unconsolidated for reporting purposes.

2.	Ownership percentage includes retained debt of $91.8 million.

3.	One Union Square and One Stockton Street were previously presented as one property, Union Square.

4.	Refer to page 16 (Key Operating Performance Indicators).

5.	Southwest Plaza is currently under redevelopment

6.	Investment is considered cost method for reporting purposes and is reflected in prepaid and other assets in our proportionate balance sheet.

7.	Third party managed strip center.

8.	The Owings Mills Mall space is currently de-leased in preparation for future opportunities.

Miscellaneous

MISCELLANEOUS Capital Information (In thousands, except per share amounts)

March 31, 2015

Closing common stock price per share	$29.55
52 Week High [1]	31.70
52 Week Low [1]	21.73

Portfolio Net Debt, At Share
Portfolio Debt
Fixed	$16,020,246
Variable	3,033,369
Total Portfolio Debt	19,053,615
Less: Cash and Cash Equivalents	(319,462)
Portfolio Net Debt	$18,734,153

Portfolio Capitalization Data
Portfolio Net Debt	$18,734,153
Preferred Securities:
Convertible Preferred Units at 6.50%	26,637
Convertible Preferred Units at 7.00%	25,133
Convertible Preferred Units at 8.50%	116,966
Preferred Stock at 6.375%	250,000
Other Preferred Stock	360
Total Preferred Securities	$419,096

Common stock and Operating Partnership units outstanding at end of period [2]	$26,377,542
Total Market Capitalization at end of period	$45,530,791

1.	52-week pricing information includes the intra-day highs and lows.

2.	Amount calculated as outstanding shares at the end of the period multiplied by the closing share price plus outstanding partnership units multiplied by a conversion rate of 1.0397624 multiplied by the closing share price.

MISCELLANEOUS Change in Total Common and Equivalent Shares

Rollforward of Shares to March 31, 2015	Long Term Incentive Plan Common Units	Operating Partnership Units	Company Common Shares	Total Common Shares & Operating Partnership Units
			(In thousands)
Common Shares and Operating Partnership Units ("OP Units") Outstanding at December 31, 2014	—	4,625	884,912	889,537
Common Unit Cash Conversion	—	(14)	—	(14)
DRIP	—	—	4	4
Issuance of stock for restricted stock grants, net of forfeitures and stock options exercised	1,666	—	1,178	2,844
Issuance of stock for employee stock purchase program	—	—	21	21
Common Shares and OP Units Outstanding at March 31, 2015	1,666	4,611	886,115	892,392

Common Shares issuable assuming exercise of warrants [1]			60,595
Common Shares issuable assuming exercise of in-the-money stock options [2]			7,706
Common Shares issuable assuming exchange of OP Units			6,526
Diluted Common Shares and OP Units Outstanding at March 31, 2015			960,942

	Three Months Ended
	March 31, 2015	March 31, 2014
	(In thousands)
Weighted average number of company shares outstanding	885,462	896,257
Weighted average number of stock options [3]	8,115	3,977
Weighted average number of GAAP dilutive warrants	60,855	47,737
Diluted weighted average number of Company shares outstanding - GAAP EPS	954,432	947,971

Weighted average number of common units	4,799	4,834
Weighted average number of LTIP Units	1,257	—
Diluted weighted average number of Company shares outstanding - FFO/Company FFO	960,488	952,805

1.
GGP has 73.9 million warrants outstanding convertible to 1.1816 Common Shares with a weighted average exercise price of $9.0521, with a scheduled expiration of November 9, 2017. 16.4 million warrants must be satisfied through net share settlement, with the remainder through either a net or full share settlement feature at the option of the holder.

Pursuant to the Plan, warrants to purchase equity were issued to the Plan Sponsors on the Effective Date.  The warrants are fully vested and the exercise prices will be subject to adjustment for future dividends, stock dividends, splits or reverse splits of our common stock or certain other events as are customary with such instruments at declaration.

Warrants	Weighted Average Exercise Price	Expiration Date	Impact of Dividend issued to stockholders of record as of December 15, 2014 [4]		Impact of settling warrants via net share settlement [5]
57,500,000	$9.0991	Nov 9, 2017	Reduces exercise price to $9.0991	Increases number of Common shares per warrant to 1.1816	Net share: 67,942,000 x [29.55 - 9.0991] /29.55 = 47,021,152 shares delivered
16,428,571	$8.8875	Nov 9, 2017	Reduces exercise price to $8.8875	Increases number of Common shares per warrant to 1.1816	Net share: 19,411,999 x [29.55 - 8.9437] /29.55 = 13,573,619 shares delivered
73,928,571	$9.0521				60,594,771 shares delivered

2.	The options are included at net share settlement.

3.	The impact of the stock options are dilutive under GAAP and FFO in 2015 and 2014.

4.	Based on dividend of $0.17 per share issued to stockholders of record on December 15, 2014.

5.	Based on stock price of $29.55 on March 31, 2015.

MISCELLANEOUS Development Summary

Property	Description	Ownership %	GGP's Total Projected Share of Cost	GGP's Investment to Date [1]	Expected Return on Investment [2]	Expected Project Opening
Major Development Summary (in millions, at share unless otherwise noted)

Open
	Total Open Projects	Various	$430.1	$406.9	12%

Under Construction
Mayfair Mall [3]	Nordstrom	100%	72.3	41.0	6-8%	Q4 2015
Wauwatosa, WI

Ridgedale Center [3]	Nordstrom, Macy's Expansion, New Inline GLA and renovation	100%	106.2	68.1	8-9%	Q4 2015
Minnetonka, MN

Southwest Plaza	Redevelopment	100%	72.6	29.7	9-10%	Q4 2015
Littleton, CO

Ala Moana Center [4]	Demolish existing Sears store and expand mall, adding anchor, box and inline tenants, reconfigure center court	62.5%	358.3	273.9	9-10%	Q4 2015
Honolulu, HI	box and inline tenants, reconfigure center court

Baybrook Mall	Expansion	53%	90.5	31.9	9-10%	Q4 2015
Friendswood, TX

Other Projects	Redevelopment projects at various malls	N/A	280.5	79.4	8-9%	Various
Various Malls

	Total Projects Under Construction		$980.4	$524.0	8-10%

MISCELLANEOUS Development Summary

Property	Description	Ownership %	GGP's Total Projected Share of Cost	GGP's Investment to Date [1]	Expected Return on Investment [2]	Expected Project Opening
Major Development Summary (in millions, at share unless otherwise noted)

Projects in Pipeline
Staten Island Mall	Expansion	100%	180.0	5.3	8-9%	TBD
Staten Island, NY

New Mall Development	Ground up mall development	100%	285.0	38.4	8-10%	TBD
Norwalk, CT

Ala Moana Center [4]	Nordstrom box repositioning	62.5%	53.1	4.2	9-10%	TBD
Honolulu, HI

Other Projects	Redevelopment projects at various malls	N/A	215.2	5.7	8-9%	TBD
Various Malls

	Total Projects in Pipeline		$733.3	$53.6	8-10%

	Total Development Summary		$2,143.8	$984.5	9-11%

1.	Projected costs and investments to date exclude capitalized interest and overhead.

2.	Return on investment represents first year stabilized cash on cost return, based upon budgeted assumptions. Actual costs may vary.

3.	Project ROI includes income related to uplift on existing space.

4.
The Ala Moana estimated project costs are $573 million and $85 million at 100% consistent with prior quarters. The at share amounts are adjusted to reflect the additional 12.5% interest sold on April 10, 2015.

MISCELLANEOUS Capital Expenditures

Expenditures ($ in thousands)

	Three Months Ended	Three Months Ended
	March 31, 2015	March 31, 2014

Capital expenditures [1]	$34,898	$33,698
Tenant allowances and capitalized leasing costs [2]	41,772	32,079
Total	$76,670	$65,777

1.	Reflects only non-tenant operating capital expenditures.

2.	Reflects tenant allowances on current operating properties.

MISCELLANEOUS Corporate Information

Reporting Calendar
Results for year end will be announced according to the following approximate schedule:
Quarter	Earnings Release Date	Earnings Call Date
Q2 2015	July 27, 2015	July 28, 2015

Stock Information
Common Stock
NYSE: GGP

6.375% Series A Cumulative Redeemable Perpetual Preferred Stock (Series A Preferred Stock)
NYSE: GGP PrA

Security	Quarter	Declaration Date	Record Date	Date Payable or Paid	Dividend per Share
Common Stock	Q1 2015	February 19, 2015	April 15, 2015	April 30, 2015	$0.1700
Common Stock	Q4 2014	November 14, 2014	December 15, 2014	January 2, 2015	$0.1700
Common Stock	Q3 2014	August 12, 2014	October 15, 2014	October 31, 2014	$0.1600
Common Stock	Q2 2014	May 15, 2014	July 15, 2014	July 31, 2014	$0.1500
Common Stock	Q1 2014	February 26, 2014	April 15, 2014	April 30, 2014	$0.1500
Series A Preferred Stock	Q1 2015	February 19, 2015	March 16, 2015	April 1, 2015	$0.3984
Series A Preferred Stock	Q4 2014	November 14, 2014	December 15, 2014	January 2, 2015	$0.3984
Series A Preferred Stock	Q3 2014	August 12, 2014	September 15, 2014	October 1, 2014	$0.3984
Series A Preferred Stock	Q2 2014	May 15, 2014	June 16, 2014	July 1, 2014	$0.3984
Series A Preferred Stock	Q1 2014	February 26, 2014	March 17, 2014	April 1, 2014	$0.3984

Investor Relations	Transfer Agent

Kevin Berry	American Stock Transfer & Trust Company, LLC
Vice President, Investor Relations	6201 15th Avenue
Phone (312) 960-5529	Brooklyn, NY 11219
kevin.berry@ggp.com	Phone: (866) 627-2643
Foreign Investor Line:
+1 718 921-8124

MISCELLANEOUS Glossary of Terms

Terms	Description
Gross Leasable Area (GLA)	Total gross leasable space at 100%.
Mall and Freestanding	Inline mall shop and outparcel retail locations (locations that are not attached to the primary complex of buildings that comprise a shopping center). Excludes anchor stores and development space.
Anchor/Traditional Anchor
Department stores whose merchandise appeals to a broad range of shoppers.  Anchors either own their stores, the land under them and adjacent parking areas, or enter into long-term leases at rates that are generally lower than the rents charged to mall store tenants.

Strip Center
An attached row of stores or service outlets managed as a coherent retail entity, with on-site parking usually located in front of the stores. Open canopies may connect the storefronts, but a strip center does not have enclosed walkways linking the stores.

Office	Leasable office space, either peripheral to a retail center or a stand-alone office building without a retail component.
Specialty Leasing	Temporary tenants on license agreements (as opposed to leases) with terms in excess of twelve months. License agreements are cancellable by the Company with 60 days notice.
Same Store NOI	Company NOI that excludes the periodic effects of acquisitions of new properties, reductions in ownership as a result of sales or other transactions, and certain redevelopments and other properties.
Non-Same Store	Includes the periodic effects of acquisitions of new properties, reductions in ownership as a result of sales or other transactions, and certain redevelopment and other properties.
Company NOI	Same Store NOI plus Non-Same Store NOI. Excludes reductions in ownership as a result of sales or other transactions.
Company EBITDA
Company NOI plus management fees and other corporate revenues, property management and other costs and general and administrative expense. Excludes reductions in ownership as a result of sales or other transactions.

Sold interests	Reduction in ownership as a result of sales or other transactions, excluded from Company NOI and Company EBITDA, included in Company FFO.

Operating Metrics	Description
Leased
Leased area represents the sum of: (1) tenant occupied space under lease, (2) all leases signed for currently vacant space, and (3) tenants no longer occupying space, but still paying rent for all inline mall shop and outparcel retail locations, excluding anchors (Leased Area). Leased percentage is the Leased Area over the Mall and Freestanding Area.

Occupied
Occupied area represents the sum of: (1) tenant occupied space under lease, (2) tenants no longer occupying space, but still paying rent, and (3) tenants with a signed lease paying rent, but not yet opened for all inline mall shop and outparcel retail locations, excluding anchors (Occupied Area). Occupied percentage is the Occupied Area over the Mall and Freestanding Area.

Tenant Sales	Comparative rolling twelve month sales.
Occupancy Cost	Ratio of total tenant charges to comparative sales for inline mall tenants that opened at less than 10,000 square feet.
In-Place Rent	Weighted average rental rate of mall stores as of a point in time. Rent is presented on a cash basis and consists of base minimum rent and common area costs.
Expiring Rent	Represents rent at the end of the lease consisting of base minimum rent and common area costs.
Initial Rent	Represents initial rent at the time of rent commencement consisting of base minimum rent and common area costs.
Average Rent	Represents average rent over the term consisting of base minimum rent and common area costs.
Initial Rent Spread	Dollar spread between Initial Rent and Expiring Rent.
Average Rent Spread	Dollar spread between Average Rent and Expiring Rent.